UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-09377

The Gabelli Dividend Growth Fund
(Exact name of registrant as specified in charter)

One Corporate Center Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Dividend Growth Fund

Annual Report — December 31, 2019

(Y)our Portfolio Management Team

Sarah Donnelly	Robert D. Leininger, CFA	Justin Bergner, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager
BS, Fordham	BA, Amherst College	BA, Yale University
University	MBA, Wharton School,	MBA, Wharton School,
	University of Pennsylvania	University of Pennsylvania

To Our Shareholders,

For the year ended December 31, 2019, the net asset value (NAV) per Class AAA Share of The Gabelli Dividend Growth Fund increased 26.4% compared with an increase of 31.5% for the Standard & Poor’s (S&P) 500 Index. Other classes of shares are available. See page 3 for performance information for all classes of shares.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2019.

Performance Discussion (Unaudited)

The Fund’s primary investment objective is to seek to provide long term growth of capital. Current income is a secondary objective of the Fund.

The Fund’s strategy is to invest at least 80% of its net assets in dividend paying stocks. In addition to seeking out stocks that pay a dividend, the Fund will focus on stocks that the portfolio managers believe are well positioned to increase their dividend over the long term. In selecting investments, the portfolio managers will consider, among other things, the market price of the issuer’s securities, earnings expectations, dividend paying and other earnings and price histories, balance sheet characteristics, and perceived management skills. The portfolio managers will also consider changes in economic and political outlooks as well as individual corporate developments.

In absolute terms, 2019 was an excellent year with stocks, corporate bonds, gold and oil all up double digits. This contrasted sharply with 2018 when virtually every asset class declined as a result of a growth scare reminiscent of those in 2011 and 2015. Economic growth in the U.S. indeed slowed but remained above 2%. As it turns out, the 2010s will be the first decade in U.S. history without a recession and home to the longest bull market on record. Life in the political realm has remained more volatile. While Brexit and U.S. trade deals appeared on a path to resolution, President Trump faced an impeachment resolution.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Much as a blinding snowstorm can give way to a crystalline paradise, the tumult of late 2018 created a wonderland of bargains in the market. In retrospect it appears investors correctly anticipated an economic slowdown that manifested itself primarily in the industrial and materials sectors (key purchasing manager indices spent the last three quarters of 2019 in contraction) and flat corporate earnings in 2019. However, the markets, ever forward looking, rebounded as the so-called Powell and Trump puts were triggered. Federal Reserve Chairman Jerome Powell backtracked on his project to normalize interest rates, cutting rates three times and increasing bond purchases and overnight funding operations. After escalating trade hostilities with China, President Trump showed an increasing willingness to make amends, culminating in Phase One of a deal announced, but not signed, in December. All the while, the American consumer has remained steadfast, supported by the lowest unemployment rate (3.6%) since 1969 and rising household wealth (+3% to $114 trillion). With a recession postponed yet again and interest rates lower, the total return of the S&P 500 exceeded 30% in 2019, propelled almost entirely by an expansion of the average earnings multiple from 15x to 19x.

Equity returns in 2019 were by no means smooth. The market recovered its September 2018 highs in April and traded sideways until the late summer. The first nine months of 2019 followed the script of nine of the last ten years. That is, the most expensive stocks outperformed the cheapest stocks, or as popularly formulated, Growth beat Value. However, coinciding with the beginning of a year-end push higher, the second week of September saw an abrupt shift as some of the most adored stocks dramatically lagged the forgotten and forlorn stocks. Although Value ultimately lost again to Growth, it outperformed in fits and starts throughout the fourth quarter. Among the reasons: (a) market anticipation of an economic upturn in mid-2020 benefitting cyclical stocks, which are more often also value stocks; (b) a steepening of the yield curve, particularly benefitting financial stocks which comprise more than one quarter of most value indices; and (c) a gap in valuations between dear and cheap approaching historical extremes.

Dividends are an important element in the historical returns of stocks. They provide current income and a growing income stream over time. Throughout the entire year of 2019, U.S. companies continued to increase their dividends and currently about 46% of the stocks in the S&P 500 have a dividend yield greater than the 10-year U.S. treasury yield; this is near a record percentage high looking back over 30 years. At the end of the quarter, the dividend yield on the S&P 500 was approximately 1.8%, while the 10 year U.S. treasury yielded approximately 1.7%

Better contributors to the Fund’s performance included Citigroup (4.1% of net assets as of December 31, 2019), a leading global bank, with approximately 100 million customer accounts. The firm conducts business in more than 100 countries and jurisdictions. Citigroup provides consumers, corporations, governments, and institutions with a broad range of financial products and services, including consumer banking and credit, corporate and investment banking, securities brokerage, transaction services, and wealth management.

Merck & Co. Inc. (6.7%) headquartered in Whitehouse Station, New Jersey, is a major international pharmaceutical company with global revenue of $42.3 billion in 2018. The company’s top-selling drug, Keytruda, is now the global leader in immuno-oncology and continues to gain market share. Merck also has a portfolio of vaccines (led by Gardasil for HPV) and animal health products.

Some of our weaker performers were Macy’s Inc. (1.0%), a retailer that operates approximately 680 department stores and more than 190 specialty stores in 43 states under the nameplates including Macy’s, Bloomingdale’s, Bluemercury, Bloomingdale’s The Outlet and Macy’s Backstage. Macy’s continued to see same store sales decline and decreased earnings per share.

ViacomCBS Inc. (1.2%) is the global media and entertainment company that resulted from the merger of Viacom Inc. and CBS Corporation. The combined entity’s entertainment brands include CBS, Showtime, Comedy Central, MTV, and Nickelodeon, among others. The company operates in an increasingly competitive environment, with competitors including Netflix, Amazon, and Apple.

Thank you for your investment in The Gabelli Dividend Growth Fund.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2019 (a) (Unaudited)					Since Inception
	1 Year	5 Year	10 Year	15 Year	(8/26/99)
Class AAA (GABBX)	26.43%	5.72%	8.76%	6.35%	5.90%
S&P 500 Index	31.49	11.70	13.56	9.00	6.37
Lipper Large Cap Value Fund Average	26.72	8.79	11.19	7.42	5.86
Class A (GBCAX)	26.46	5.73	8.77	6.36	5.92
With sales charge (b)	19.19	4.49	8.13	5.94	5.61
Class C (GBCCX)	25.49	4.93	7.95	5.56	5.29
With contingent deferred sales charge (c)	24.49	4.93	7.95	5.56	5.29
Class I (GBCIX)	27.77	6.51	9.31	6.80	6.24

In the current prospectuses dated April 30, 2019, the expense ratios for Class AAA, A, C, and I Shares are 2.15%, 2.15%, 2.90%, and 1.90%, respectively, and the net expense ratios for these share classes after contractual reimbursements by Gabelli Funds, LLC, (the Adviser) are 2.00%, 2.00%, 2.75%, and 1.00%, respectively. See page 10 for the expense ratios for the year ended December 31, 2019. The contractual reimbursement for Class I Shares is in effect through April 30, 2020. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper Large Cap Value Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003 and the Class I Shares on June 30, 2004. The actual performance of the Class A and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance for the Class I Shares would have been higher due to the lower expenses related to this class of shares.

(b)  Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)   Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI DIVIDEND GROWTH FUND (CLASS AAA SHARES) AND S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Gabelli Dividend Growth Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2019 through December 31, 2019	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2019.

	Beginning Account Value	Ending Account Value	Annualized Expense	Expenses Paid During
	07/01/19	12/31/19	Ratio	Period*
The Gabelli Dividend Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$1,073.30	2.00%	$10.45
Class A	$1,000.00	$1,073.10	2.00%	$10.45
Class C	$1,000.00	$1,069.20	2.75%	$14.34
Class I	$1,000.00	$1,078.60	1.00%	$ 5.24
Hypothetical 5% Return
Class AAA	$1,000.00	$1,015.12	2.00%	$10.16
Class A	$1,000.00	$1,015.12	2.00%	$10.16
Class C	$1,000.00	$1,011.34	2.75%	$13.94
Class I	$1,000.00	$1,020.16	1.00%	$ 5.09

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2019:

The Gabelli Dividend Growth Fund

Financial Services	19.9%
Health Care	16.1%
Food and Beverage	11.7%
Computer Software and Services	10.3%
Diversified Industrial	10.0%
Specialty Chemicals	5.2%
Energy	5.0%
Hotels and Gaming	4.0%
Business Services	2.6%
Broadcasting	2.2%
Retail	2.1%
Metals and Mining	2.1%

Telecommunications	1.7%
Automotive: Parts and Accessories	1.6%
Consumer Products	1.2%
Electronics	1.2%
Cable and Satellite	1.0%
Semiconductors	1.0%
Energy Services	0.9%
Agriculture	0.4%
Aerospace	0.3%
Other Assets and Liabilities (Net)	(0.5)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Dividend Growth Fund

Schedule of Investments — December 31, 2019

Shares		Cost	Market Value
	COMMON STOCKS — 100.5%
	Aerospace — 0.3%
2,300	Arconic Inc.	$56,993	$70,771

	Agriculture — 0.4%
3,136	Corteva Inc.	84,145	92,700

	Automotive: Parts and Accessories — 1.6%
4,000	Aptiv plc	246,891	379,880

	Broadcasting — 2.2%
5,000	ViacomCBS Inc., Cl. A	229,936	224,350
7,000	ViacomCBS Inc., Cl. B	357,367	293,790

		587,303	518,140

	Business Services — 2.6%
8,000	Macquarie Infrastructure Corp.	340,181	342,720
1,500	Visa Inc., Cl. A	137,987	281,850

		478,168	624,570

	Cable and Satellite — 1.0%
6,851	DISH Network Corp., Cl. A†	265,962	243,005

	Computer Software and Services — 10.3%
450	Alphabet Inc., Cl. C†	269,652	601,659
1,700	Apple Inc.	126,415	499,205
21,000	Hewlett Packard Enterprise Co.	298,426	333,060
3,500	Microsoft Corp.	93,794	551,950
950	Palo Alto Networks Inc.†	179,390	219,688
1,800	Take-Two Interactive Software Inc.†	159,122	220,374

		1,126,799	2,425,936

	Consumer Products — 1.2%
2,000	Kimberly-Clark Corp.	206,023	275,100

	Diversified Industrial — 10.0%
1,600	Acuity Brands Inc.	211,886	220,800
34,000	General Electric Co.	579,367	379,440
5,800	Honeywell International Inc.	193,594	1,026,600
12,000	Textron Inc.	591,616	535,200
2,400	Westinghouse Air Brake Technologies Corp.	167,272	186,720

		1,743,735	2,348,760

	Electronics — 1.2%
4,000	Sony Corp., ADR	221,413	272,000

	Energy — 5.0%
2,100	Chevron Corp.	246,134	253,071
8,000	National Fuel Gas Co.	422,958	372,320
5,000	Phillips 66	391,627	557,050

		1,060,719	1,182,441

	Energy Services — 0.9%
5,000	Schlumberger Ltd.	193,649	201,000

	Financial Services — 19.9%
5,500	American Express Co.	435,478	684,695

Shares		Cost	Market Value
5,000	American International Group Inc.	$298,551	$256,650
12,000	Bank of America Corp.	306,220	422,640
12,000	Citigroup Inc.	667,887	958,680
6,000	JPMorgan Chase & Co.	305,245	836,400
9,500	Legg Mason Inc.	313,204	341,145
8,000	Morgan Stanley	130,348	408,960
2,000	PayPal Holdings Inc.†	63,202	216,340
3,500	State Street Corp.	286,182	276,850
1,400	Willis Towers Watson plc	192,043	282,716

		2,998,360	4,685,076

	Food and Beverage — 11.7%
10,000	Conagra Brands Inc.	365,167	342,400
2,400	Diageo plc, ADR	272,592	404,208
10,000	Molson Coors Beverage Co., Cl. B	632,744	539,000
18,000	Mondelēz International Inc., Cl. A	664,792	991,440
19,000	The Hain Celestial Group Inc.†	461,234	493,145

		2,396,529	2,770,193

	Health Care — 16.1%
6,000	Bristol-Myers Squibb Co.	198,033	385,140
6,500	Gilead Sciences Inc.	464,546	422,370
2,800	Medtronic plc	230,127	317,660
17,500	Merck & Co. Inc.	1,001,704	1,591,625
11,000	Patterson Cos. Inc.	262,066	225,280
15,000	Pfizer Inc.	516,094	587,700
2,000	Zoetis Inc.	58,614	264,700

		2,731,184	3,794,475

	Hotels and Gaming — 4.0%
28,000	MGM Resorts International	817,026	931,560

	Metals and Mining — 2.1%
11,500	Newmont Goldcorp Corp.	382,736	499,675

	Retail — 2.1%
14,000	Macy’s Inc.	345,348	238,000
3,000	Starbucks Corp.	169,452	263,760

		514,800	501,760

	Semiconductors — 1.0%
1,900	NXP Semiconductors NV	190,802	241,794

	Specialty Chemicals — 5.2%
3,137	Dow Inc.	147,111	171,688
10,500	DuPont de Nemours Inc.	647,854	674,100
3,000	International Flavors & Fragrances Inc.	361,526	387,060

		1,156,491	1,232,848

	Telecommunications — 1.7%
5,200	T-Mobile US Inc.†	315,646	407,784

	TOTAL COMMON STOCKS	17,775,374	23,699,468

See accompanying notes to financial statements.

The Gabelli Dividend Growth Fund

Schedule of Investments (Continued) — December 31, 2019

	Cost	Market Value
TOTAL INVESTMENTS — 100.5%	$17,775,374	$23,699,468

Other Assets and Liabilities (Net) — (0.5)%		(106,785)

NET ASSETS — 100.0%		$23,592,683

†	Non-income producing security.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Dividend Growth Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments, at value (cost $17,775,374)	$23,699,468
Receivable for Fund shares sold	2,732
Receivable from Adviser	49
Dividends receivable	46,040
Prepaid expenses	27,035

Total Assets	23,775,324

Liabilities:
Payable to custodian	30,130
Payable for Fund shares redeemed	62,446
Payable for investment advisory fees	19,992
Payable for distribution fees	4,971
Payable for legal and audit fees	27,498
Payable for shareholder communications expenses	27,191
Other accrued expenses	10,413

Total Liabilities	182,641

Net Assets (applicable to 1,430,878 shares outstanding)	$23,592,683

Net Assets Consist of:
Paid-in capital	$17,716,625
Total distributable earnings	5,876,058

Net Assets	$23,592,683

Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($15,507,723 ÷ 934,200 shares outstanding)	$16.60
Class A:
Net Asset Value and redemption price per share ($2,859,571 ÷ 172,811 shares outstanding)	$16.55
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$17.56
Class C:
Net Asset Value and offering price per share ($1,288,110 ÷ 87,084 shares outstanding)	$14.79	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($3,937,279 ÷ 236,783 shares outstanding)	$16.63

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Dividends (net of foreign withholding taxes of $498)	$552,106
Interest	8,432

Total Investment Income	560,538

Expenses:
Investment advisory fees	232,702
Distribution fees - Class AAA	37,581
Distribution fees - Class A	6,583
Distribution fees - Class C	13,623
Registration expenses	52,147
Shareholder communications expenses	48,175
Legal and audit fees	38,023
Shareholder services fees	31,597
Trustees’ fees	30,000
Custodian fees	5,410
Interest expense	696
Miscellaneous expenses	12,009

Total Expenses	508,546

Less:
Expenses paid indirectly by broker (See Note 6)	(1,229)
Expenses reimbursed by Adviser (See Note 3)	(73,423)

Total Credits and Reimbursements	(74,652)

Net Expenses	433,894

Net Investment Income	126,644

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments	1,065,323

Net change in unrealized appreciation/depreciation on investments	4,303,789

Net Realized and Unrealized Gain on Investments	5,369,112

Net Increase in Net Assets Resulting from Operations	$5,495,756

See accompanying notes to financial statements.

The Gabelli Dividend Growth Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$126,644	$70,978
Net realized gain on investments	1,065,323	2,534,775
Net change in unrealized appreciation/depreciation on investments	4,303,789	(5,425,639)

Net Increase/(Decrease) in Net Assets Resulting from Operations	5,495,756	(2,819,886)

Distributions to Shareholders:
Accumulated earnings
Class AAA	(660,969)	(1,440,880)
Class A	(125,987)	(295,662)
Class C	(55,401)	(177,810)
Class I	(214,030)	(503,727)

Total Distributions to Shareholders	(1,056,387)	(2,418,079)

Shares of Beneficial Interest Transactions:
Class AAA	(844,414)	(473,444)
Class A	72,431	(743,492)
Class C	(508,146)	(13,292)
Class I	(1,197,690)	(188,263)

Net Decrease in Net Assets from Shares of Beneficial Interest Transactions	(2,477,819)	(1,418,491)

Redemption Fees	9	19

Net Increase/(Decrease) in Net Assets	1,961,559	(6,656,437)
Net Assets:
Beginning of year	21,631,124	28,287,561

End of year	$23,592,683	$21,631,124

See accompanying notes to financial statements.

The Gabelli Dividend Growth Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income		Net Realized Gain on Investments	Total Distributions	Redemption Fees (b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimbursement	Operating Expenses Net of Reimburse- ment and Credits(c)		Portfolio Turnover Rate

Class AAA
2019	$13.71	$0.06	$3.56	$3.62	$(0.06)		$(0.67)	$(0.73)	$0.00	$16.60	26.4%	$15,508	0.40%	2.18%	2.00	%(d)	18%
2018	17.23	0.02	(1.93)	(1.91)	(0.00	)(b)	(1.61)	(1.61)	0.00	13.71	(11.0)	13,533	0.13	2.16	2.01	(d)	25
2017	17.93	0.11	2.07	2.18	(0.09)		(2.79)	(2.88)	—	17.23	12.1	17,155	0.58	2.01	2.00		60
2016	17.12	0.07	1.82	1.89	(0.08)		(1.00)	(1.08)	0.00	17.93	11.0	17,454	0.40	2.00	2.00	(e)	14
2015	18.74	0.06	(1.11)	(1.05)	(0.06)		(0.51)	(0.57)	0.00	17.12	(5.6)	19,536	0.32	1.91	1.91	(d)	15
Class A
2019	$13.67	$0.06	$3.56	$3.62	$(0.07)		$(0.67)	$(0.74)	$0.00	$16.55	26.5%	$2,860	0.41%	2.18%	2.00	%(d)	18%
2018	17.19	0.02	(1.93)	(1.91)	(0.00	)(b)	(1.61)	(1.61)	0.00	13.67	(11.0)	2,298	0.13	2.16	2.01	(d)	25
2017	17.89	0.11	2.08	2.19	(0.10)		(2.79)	(2.89)	—	17.19	12.2	3,683	0.58	2.01	2.00		60
2016	17.09	0.07	1.81	1.88	(0.08)		(1.00)	(1.08)	0.00	17.89	10.9	3,673	0.41	2.00	2.00	(e)	14
2015	18.70	0.06	(1.10)	(1.04)	(0.06)		(0.51)	(0.57)	0.00	17.09	(5.6)	3,432	0.33	1.91	1.91	(d)	15
Class C
2019	$12.32	$(0.05)	$3.19	$3.14	—		$(0.67)	$(0.67)	$0.00	$14.79	25.5%	$1,288	(0.33)%	2.93%	2.75	%(d)	18%
2018	15.79	(0.10)	1.76	(1.86)	—		(1.61)	(1.61)	0.00	12.32	(11.7)	1,514	(0.63)	2.91	2.76	(d)	25
2017	16.68	(0.04)	1.94	1.90	—		(2.79)	(2.79)	—	15.79	11.3	1,969	(0.21)	2.76	2.75		60
2016	16.05	(0.06)	1.69	1.63	—		(1.00)	(1.00)	0.00	16.68	10.1	2,620	(0.36)	2.75	2.75	(e)	14
2015	17.67	(0.07)	(1.04)	(1.11)	—		(0.51)	(0.51)	0.00	16.05	(6.3)	1,616	(0.42)	2.66	2.66	(d)	15
Class I
2019	$13.76	$0.22	$3.60	$3.82	$(0.28)		$(0.67)	$(0.95)	$0.00	$16.63	27.8%	$3,937	1.41%	1.93%	1.00	%(d)	18%
2018	17.33	0.20	(1.97)	(1.77)	(0.19)		(1.61)	(1.80)	0.00	13.76	(10.2)	4,286	1.13	1.91	1.01	(d)	25
2017	18.01	0.31	2.09	2.40	(0.29)		(2.79)	(3.08)	—	17.33	13.3	5,481	1.61	1.76	1.00		60
2016	17.19	0.15	1.83	1.98	(0.16)		(1.00)	(1.16)	0.00	18.01	11.4	5,110	0.85	1.75	1.55	(e)	14
2015	18.82	0.11	(1.12)	(1.01)	(0.11)		(0.51)	(0.62)	0.00	17.19	(5.4)	4,597	0.57	1.65	1.65	(d)	15

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund incurred interest expense during the year ended December 31, 2018. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 2.00% (Class AAA and Class A), 2.75% (Class C), and 1.00% (Class I). For the years ended December 31, 2019, 2017, 2016, and 2015, the effect of interest expense was minimal.

(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2019, 2018 and 2015, there was no impact on the expense ratios.
(e)

During the years ended December 31, 2017 and 2016, the Fund received reimbursements of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in the 2016 calculation, the annualized expense ratios would have been 1.83% (Class AAA), 1.83% (Class A), 2.59% (Class C), and 1.39% (Class I). The 2017 reimbursement had no effect on the expense ratio.

See accompanying notes to financial statements.

The Gabelli Dividend Growth Fund

Notes to Financial Statements

1. Organization. The Gabelli Dividend Growth Fund was organized on May 13, 1999 as a Delaware statutory trust and commenced operations on August 26, 1999. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund’s primary objective is long term growth of capital with current income as a secondary objective.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals and modifications under ASU 2018-13. Management has early adopted the removals and modifications set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

The Gabelli Dividend Growth Fund

Notes to Financial Statements (Continued)

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Total Market Value at 12/31/19
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$23,699,468	$23,699,468
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$23,699,468	$23,699,468

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

There were no Level 3 investments held at December 31, 2019 or December 31, 2018.

The Gabelli Dividend Growth Fund

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

The Gabelli Dividend Growth Fund

Notes to Financial Statements (Continued)

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. These book/ tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to utilization of equalization. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended December 31, 2019, reclassifications were made to increase paid-in capital by $36,385, with an offsetting adjustment to total distributable earnings.

The tax character of distributions paid during the years ended December 31, 2019 and 2018 was as follows:

	Year Ended December 31, 2019	Year Ended December 31, 2018
Distributions paid from:*
Ordinary income (inclusive of short term capital gains)	$ 135,501	$ 98,986
Net long term capital gains	957,271	2,513,164
Total distributions paid	$1,092,772	$2,612,150

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2019, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments	$5,876,058
Total	$5,876,058

At December 31, 2019, the temporary differences between book basis and tax basis unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes.

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

The Gabelli Dividend Growth Fund

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2019:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$17,823,410	$6,677,251	$(801,193)	$5,876,058

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2019, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2019, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Trustees of the Fund who are affiliated persons of the Adviser.

Through April 30, 2020, the Adviser has agreed to waive its advisory fee and/or reimburse expenses of the Fund to the extent necessary to maintain the Fund’s annualized total operating expenses (exclusive of brokerage fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) at no more than 2.00%, 2.00%, 2.75%, and 1.00%, respectively, of Class AAA, Class A, Class C, and Class I Shares’ average daily net assets. During the year ended December 31, 2019, the Adviser reimbursed expenses in the amount of $73,423. The Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed the foregoing respective percentage limitations, after giving effect to the recovery by the Adviser. At December 31, 2019, the cumulative amount which the Fund may repay the Adviser is $153,635. The amended agreement is renewable annually.

For the year ended December 31, 2018, expiring December 31, 2020	$80,192
For the year ended December 31, 2019, expiring December 31, 2021	73,423

$153,615

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $500 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Trustee each receive a $1,000 annual fee. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

The Gabelli Dividend Growth Fund

Notes to Financial Statements (Continued)

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2019, other than short term securities and U.S. Government obligations, aggregated $4,100,190 and $7,606,992, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2019, the Fund paid $4,018 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $647 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the year ended December 31, 2019, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,229.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. The Adviser did not seek a reimbursement during the year ended December 31, 2019.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 4, 2020 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2019, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2019 was $2,981 with a weighted average interest rate of 3.86%. The maximum amount borrowed at any time during the year ended December 31, 2019 was $234,000.

8. Shares of Beneficial Interest. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2019 and 2018, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

The Gabelli Dividend Growth Fund

Notes to Financial Statements (Continued)

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	36,921	$583,385	52,825	$920,429
Shares issued upon reinvestment of distributions	38,326	636,166	102,032	1,389,666
Shares redeemed	(128,423)	(2,063,965)	(162,843)	(2,783,539)

Net decrease	(53,176)	$(844,414)	(7,986)	$(473,444)

Class A
Shares sold	44,274	$697,843	9,441	$147,438
Shares issued upon reinvestment of distributions	7,575	125,364	21,673	294,320
Shares redeemed	(47,153)	(750,776)	(77,173)	(1,185,250)

Net increase/(decrease)	4,696	$72,431	(46,059)	$(743,492)

Class C
Shares sold	22,719	$315,389	62,433	$969,620
Shares issued upon reinvestment of distributions	3,635	53,758	14,479	177,232
Shares redeemed	(62,216)	(877,293)	(78,614)	(1,160,144)

Net decrease	(35,862)	$(508,146)	(1,702)	$(13,292)

Class I
Shares sold	13,779	$217,988	37,547	$662,970
Shares issued upon reinvestment of distributions	12,870	214,030	34,014	464,977
Shares redeemed	(101,305)	(1,629,708)	(76,316)	(1,316,210)

Net decrease	(74,656)	$(1,197,690)	(4,755)	$(188,263)

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Dividend Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

The Gabelli Dividend Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Dividend Growth Fund (the “Fund”), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

February 27, 2020

The Gabelli Dividend Growth Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Dividend Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]

INTERESTED TRUSTEES[4]:

Mario J. Gabelli, CFA Trustee Age: 77	Since 1999	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

INDEPENDENT TRUSTEES[5]:

Anthony J. Colavita[6] Trustee Age: 84	Since 1999	20	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Trustee Age: 76	Since 1999	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Mary E. Hauck Trustee Age: 77	Since 2000	10	Retired Senior Manager of the Gabelli-O’Connor Fixed Income Mutual Funds Management Company	—

Kuni Nakamura Trustee Age: 51	Since 2009	33	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Werner J. Roeder Trustee Age: 79	Since 1999	21	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

The Gabelli Dividend Growth Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 68	Since 1999	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 43	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 61	Since 2006	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 47	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014

Richard J. Walz Chief Compliance Officer Age: 60	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund’s By-Laws and Agreement and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified. For Officers, includes time served in other officer positions with the Fund.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.
[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Fund Complex.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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THE GABELLI DIVIDEND GROWTH FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Sarah Donnelly joined Gabelli in 1999 as a junior research analyst working with the consumer staples and media analysts. Currently she is a portfolio manager of Gabelli Funds, LLC, a Senior Vice President, and the Food, Household, and Personal Care products research analyst for Gabelli & Company. In 2013, she was named the Health & Wellness research platform leader. Ms. Donnelly received a BS in Business Administration with a concentration in Finance and minor in History from Fordham University.

Robert D. Leininger, CFA, joined GAMCO Investors, Inc. in 1993 as an equity analyst. Subsequently, he was a partner and portfolio manager at Rorer Asset Management before rejoining GAMCO in 2010 where he currently serves as a portfolio manager of Gabelli Funds, LLC. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in Economics and holds an MBA degree from the Wharton School at the University of Pennsylvania.

Justin Bergner, CFA, is a Vice President at Gabelli & Company and a portfolio manager for Gabelli Funds LLC, the Adviser. Justin rejoined Gabelli & Company in 2013 as a research analyst covering Diversified Industrials, Home Improvement, and Transport companies. He began his investment career at Gabelli & Company in 2005 as a metals and mining analyst, and subsequently spent five years at Axiom International Investors as a senior analyst focused on industrial and healthcare stocks. Prior to business school, Mr. Bergner worked in management consulting at both Bain & Company and Dean & Company. A Chartered Financial Analyst, Mr. Bergner graduated cum laude from Yale University with a BA in Economics & Mathematics and received an MBA in Finance and Accounting from the Wharton School at the University of Pennsylvania.

2019 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2019, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.0632, $0.0664, and $0.2812 per share for Class AAA, Class A, and Class I Shares, respectively and long term capital gains totaling $957,271, or the maximum allowable. For the year ended December 31, 2019, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 1.39% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2019 which was derived from U.S. Treasury securities was 1.49%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s year in U.S. Government securities. The Fund did not meet this strict requirement in 2019. The percentage of U.S. Government securities held as of December 31, 2019 was 0.00%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI DIVIDEND GROWTH FUND
One Corporate Center
Rye, New York 10580-1422 t 800-GABELLI (800-422-3554) f 914-921-5118 e info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily by calling 800-GABELLI after 7:00 P.M.
BOARD OF TRUSTEES	OFFICERS

Mario J. Gabelli, CFA

Chairman and Chief

Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice

President and Chief

Financial Officer,

KeySpan Corp.

Mary E. Hauck

Former Senior Portfolio

Manager,

Gabelli-O’Connor Fixed

Income Mutual Fund

Management Co.

Kuni Nakamura

President,

Advanced Polymer, Inc.

Werner J. Roeder

Former Medical Director,

Lawrence Hospital

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Dividend Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB402Q419AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $20,600 for 2018 and $20,600 for 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2019.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,800 for 2018 and $3,800 for 2019. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $32 for 2018 and $35 for 2019. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) 0%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $43,421 for 2018 and $53,598 for 2019.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Dividend Growth Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	March 6, 2020

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	March 6, 2020

* Print the name and title of each signing officer under his or her signature.